ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Accounts receivable:
Gross	$ 36,593,434	$ 32,420,858
Unearned interest	(2,463,474)	(1,971,843)
Total accounts receivable	34,129,960	30,449,015
Less: allowance for doubtful accounts	(10,295,762)	(5,776,525)	$ (2,303,029)	$ (1,306,306)
Accounts receivable, net	$ 23,834,198	$ 24,672,490